Banking deposits guarantee insurance system	12 Months Ended
Dec. 31, 2024
Deposits Guarantee Regime [Abstract]
Banking deposits guarantee insurance system	Banking deposits guarantee insurance system
Law 24,485 and Decree 540/95 provided for the creation of the Deposit Guarantee Insurance System, with the purpose of covering the risks of bank deposits, in a subsidiary and complementary manner to the system of privileges and protection of deposits established by the Financial Institutions Law.
That law provided for the incorporation of the company “Seguros de Depósitos Sociedad Anónima” (SEDESA) for the exclusive purpose of managing the Deposits Guarantee Fund, the shareholders of which, pursuant to the changes introduced by Decree 1292/96, are the BCRA with at least one share and the trustees of the trust with financial institutions in the proportion determined by the BCRA for each such financial institution, based on their respective contributions to the Deposit Guarantee Fund.
Deposits in pesos and foreign currency made with the participating entities under the form of checking accounts, savings accounts, time deposits or otherwise as determined by the BCRA up to the amount of 25,000 and which meet the requirements of Decree 540/95 and those to be set forth by the enforcement authority shall fall within the scope of said decree.
In August 1995, SEDESA was incorporated, and the Entity has an 8.3672% share of its capital stock as of December 31, 2024 (BCRA Communication “B” 12,755). Through Communication “B” 12,955 of March 14, 2025, the BCRA updated the participation to 9.6486%.
As of December 31, 2024 and 2023, the contributions to the Deposit Guarantee Fund were recorded in the item “Other operating expenses — Contributions to the deposits guarantee fund” in the amounts of 10,933,914 and 12,473,800, respectively.